EX-5.c

                                         JACKSON NATIONAL LIFE
                               INSURANCE COMPANY OF NEW YORK(R)[GRAPHIC OMITTED]

                                                Home Office - Purchase, NY 10577
                                                                   WWW.JNLNY.COM
PERSPECTIVE L SERIES (05/06)
FIXED AND VARIABLE ANNUITY APPLICATION (VA210NY)
See back page for mailing address.
USE DARK INK ONLY
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REGISTRATION INFORMATION
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OWNER'S NAME                                    Date of Birth (mm/dd/yyyy)                              SSN/TIN (include dashes)

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Home Address (number and street)                                CITY, STATE, ZIP

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Age        Sex          U.S. Citizen            Phone No. (include area code)   E-Mail Address          Broker/Dealer Account Number
        __ M __ F       __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                        SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the
Contract.)

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Home Address (number and street)                        CITY, STATE, ZIP                        Relationship to Owner (Check One)
                                                                                                __ Spouse
                                                                                                __ Other _______________
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Date of Birth (mm/dd/yyyy)      Age             Sex          U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                             __ M __ F       __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                                                  SSN/TIN (include dashes)

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Home Address (number and street)                        CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)      Age             Sex          U.S. Citizen    Phone No. (include area code)           E-Mail Address
                                             __ M __ F       __ Yes __ No
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JOINT ANNUITANT'S NAME                                                                                  SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age             Sex          U.S. Citizen    Phone No. (include area code)
                                             __ M __ F       __ Yes __ No
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BENEFICIARY DESIGNATION
Percentages must equal 100% for each beneficiary type.  For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner(s), which includes names, percentages, and other required information.
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                Name                                    SSN/TIN (include dashes)                Percentage (%)
   Primary
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                Relationship to Owner                   Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner                   Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner                   Address (number and street)             City, State, ZIP

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                Name                                    SSN/TIN (include dashes)                Percentage (%)
 __ Primary
 __ Contingent  --------------------------------------------------------------------------------------------------------------------
                Relationship to Owner                   Address (number and street)             City, State, ZIP

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ANNUITY TYPE                                                                                            TRANSFER INFORMATION

 __ Non-Tax Qualified                      __ IRA - Individual*                                         __ IRC 1035 Exchange
 __ 401(k) Qualified Savings Plan          __ IRA - Custodial                                           __ Direct Transfer
 __ HR-10 (Keogh) Plan                     __ IRA - Roth*                                               __ Direct Rollover
 __ 403(b) TSA (Direct Transfer Only)         *Tax Contribution Years and Amounts:                      __ Non-Direct Rollover
 __ IRA - SEP                                 Year:____________ $_____________                          __ Roth Conversion
 __ Other ___________________                 Year:____________ $_____________
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REPLACEMENT * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? ___ YES ___ NO  IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name                            Contract No.                            Anticipated Transfer Amount
                                                                                $
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Company Name                            Contract No.                            Anticipated Transfer Amount
                                                                                $
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OPTIONAL DEATH BENEFIT - ONCE SELECTED, OPTIONAL DEATH BENEFITS CANNOT BE CHANGED.
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     A.   CONTRACT ENHANCEMENT OPTIONS /1/          B. GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE) GUARANTEED MINIMUM
          (MAY SELECT ONLY ONE)                        INCOME BENEFIT OPTION /3/
          __ 2% of first-year premium /2/              __ FutureGuard(SM)
          __ 3% of first-year premium /2/
          __ 4% of first-year premium /2/              GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) OPTIONS /4/
                                                       __ SAFEGUARD 7 PLUS(SM)
                                                          (7% GMWB)
                                                       __ AUTOGUARD(SM)
                                                          (5% GMWB with Annual Step-Up)
                                                       __ MARKETGUARD 5(SM)
                                                            (5% GMWB)
                                                       __ LIFEGUARD PROTECTOR ADVANTAGE(SM)
                                                          (5% For Life GMWB with Bonus and Annual Step-Up)
                                                       __ LIFEGUARD PROTECTOR(SM)
                                                          (5% For Life GMWB with Annual Step-Up)
                                                       __ LIFEGUARD PROTECTOR WITH JOINT OPTION(SM) /5/
                                                          (Joint 5% For Life GMWB with Annual Step-Up)
                                                       __ LIFEGUARD PROTECTOR PLUS(SM)
                                                          (5% For Life GMWB with Bonus and 5-Year Step-Up)
                                                       __ LIFEGUARD PROTECTOR PLUS WITH JOINT OPTION(SM) /5/
                                                          (Joint 5% For Life GMWB with Bonus and 5-Year Step-Up)

/1/  Please   complete  the   Important   Disclosure   Regarding   the  Contract
     Enhancement.

/2/ Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the 3, 5, or 7-Year Fixed Account Options during the Recapture period of that selected option.

/3/ The GMIB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 contract years. Please consult a tax advisor on this and other matters of selecting income options.

/4/ A GMWB may not be appropriate for the Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity Contract. These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to required  minimum  distributions  imposed  by  the  IRS.  Some  withdrawals necessary to satisfy required minimum distributions may prematurely deteriorate the benefits provided by a GMWB. When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of GMWB is appropriate for the Owner's situation, including required minimum distributions. Please consult a tax advisor on this and other matters of selecting income options.

/5/ Spousal joint ownership required and available on Nonqualified Plans only. Please ensure the Joint Ownership section on Page 1 (including the "Relationship to Owner" box) is properly completed.

      ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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INITIAL PREMIUM                                                         INCOME DATE

Amount of premium with application: $______________                     PLEASE SPECIFY DATE (mm/dd/yyyy):______________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE              If an Income Date is not specified, age 90 (age 70 1/2 for
COMPANY OF NEW YORK(R)                                                  Qualified Plans) of the Owner will be used.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I consent __ I do not consent __ to electronic delivery of annual and semi-annual reports, quarterly and immediate confirmation statements, prospectuses and prospectus supplements, and related correspondence (except ___________________) from Jackson
National Life of New York, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that
e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL/NY(SM) Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
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CAPITAL PROTECTION PROGRAM
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  __ Yes    PLEASE COMPLETE SUPPLEMENTAL APPLICATION NV4674
  __ No     PLEASE PROCEED TO THE PREMIUM ALLOCATION SECTION.

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PREMIUM ALLOCATION                                                            TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
                                                                        WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER          PORTFOLIOS

196 __% JNL(R)/AIM Large Cap Growth
206 __% JNL/AIM Real Estate
195 __% JNL/AIM Small Cap Growth
114 __% JNL/Alger Growth
115 __% JNL/Eagle Core Equity
116 __% JNL/Eagle SmallCap Equity
150 __% JNL/FMR Balanced
101 __% JNL/FMR Mid-Cap Equity
075 __% JNL/Franklin Templeton Income
208 __% JNL/Franklin Templeton Small Cap Value
207 __% JNL/Goldman Sachs Mid Cap Value
076 __% JNL/Goldman Sachs Short Duration Bond
113 __% JNL/JPMorgan International Equity
126 __% JNL/JPMorgan International Value
077 __% JNL/Lazard Emerging Markets
132 __% JNL/Lazard Mid Cap Value
131 __% JNL/Lazard Small Cap Value
123 __% JNL/Mellon Capital Management S&P 500(R) Index
124 __% JNL/Mellon Capital Management S&P(R) 400 MidCap Index
128 __% JNL/Mellon Capital Management Small Cap Index
129 __% JNL/Mellon Capital Management International Index
133 __% JNL/Mellon Capital Management Bond Index
147 __% JNL/Mellon Capital Management Dow(SM) 10
178 __% JNL/Mellon Capital Management S&P 10
175 __% JNL/Mellon Capital Management Global 15
184 __% JNL/Mellon Capital Management 25
186 __% JNL/Mellon Capital Management Select Small-Cap
224 __% JNL/Mellon Capital Management JNL 5
079 __% JNL/Mellon Capital Management JNL Optimized 5
228 __% JNL/Mellon Capital Management Nasdaq(R) 15
073 __% JNL/Mellon Capital Management S&P 24
229 __% JNL/Mellon Capital Management Value Line(R) 25
094 __% JNL/Mellon Capital Management Dow Dividend
225 __% JNL/Mellon Capital Management VIP
191 __% JNL/Mellon Capital Management Communications Sector
185 __% JNL/Mellon Capital Management Consumer Brands Sector
189 __% JNL/Mellon Capital Management Financial Sector
188 __% JNL/Mellon Capital Management Healthcare Sector
190 __% JNL/Mellon Capital Management Oil & Gas Sector
187 __% JNL/Mellon Capital Management Technology Sector
054 __% JNL/Mellon Capital Management Enhanced S&P 500 Stock Index 173 __% JNL/Oppenheimer Global Growth
174 __% JNL/Oppenheimer Growth
127 __% JNL/PIMCO Total Return Bond
105 __% JNL/Putnam Equity
148 __% JNL/Putnam Midcap Growth
106 __% JNL/Putnam Value Equity
104 __% JNL/Select Balanced
103 __% JNL/Select Global Growth
102 __% JNL/Select Large Cap Growth
107 __% JNL/Select Money Market
179 __% JNL/Select Value
111 __% JNL/T. Rowe Price Established Growth
112 __% JNL/T. Rowe Price Mid-Cap Growth
149 __% JNL/T. Rowe Price Value
136 __% JNL/Western High Yield Bond
110 __% JNL/Western Strategic Bond
109 __% JNL/Western U.S. Government & Quality Bond

THE FOLLOWING 9 OPTIONS ARE S&P MANAGED PORTFOLIOS

227 __% JNL/S&P Managed Conservative
226 __% JNL/S&P Managed Moderate
117 __% JNL/S&P Managed Moderate Growth
118 __% JNL/S&P Managed Growth
119 __% JNL/S&P Managed Aggressive Growth
097 __% JNL/S&P Retirement Income
098 __% JNL/S&P Retirement 2015
099 __% JNL/S&P Retirement 2020
100 __% JNL/S&P Retirement 2025

FIXED ACCOUNT OPTIONS

041 __% 1-year    043 __% 3-year
045 __% 5-year    047 __% 7-year

__ CHECK HERE FOR AUTOMATIC REBALANCING. Only the Portfolios selected above and the 1-year Fixed Account (if selected) will participate in the program. The 3, 5 and 7 year Fixed Accounts are not available for Automatic Rebalancing.

Frequency:  __  Monthly  __  Quarterly  __  Semi-Annual  __ Annual  Start Date: ________________________

If no date is selected, the program will begin one month / quarter / half-year / year (depending on the frequency you selected) from the date JNL/NY(R) applies the first premium payment.
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IMPORTANT - PLEASE READ CAREFULLY.
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1.   I (We) hereby  represent to the best of my (our)  knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL/NY(R) ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity for each available Portfolio.

5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTION(S) ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

8.   If I (we) have  elected  the  Capital  Protection  Program,  I (we)  hereby
     acknowledge  receipt  of  the  "CAPITAL  PROTECTION  PROGRAM   SUPPLEMENTAL
     APPLICATION."
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SIGNATURES * Must be completed for "Good Order"
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SIGNED AT* (city, state)                                                DATE SIGNED* (mm/dd/yyyy)

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Owner's Signature                                       Annuitant's Signature (if other than Owner)

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Joint Owner's Signature                                 Joint Annuitant's Signature (if other than Joint Owner)

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PRODUCER/REPRESENTATIVE'S STATEMENT
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I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including contract benefits, restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Financial Representative's Full Name (please print)                    Phone No. (include area code)

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Producer/Financial Representative's Signature                                   Date Signed (mm/dd/yyyy)

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Address (number and street)                             City, State, ZIP

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E-Mail Address                                          Contact your home office for program information.
                                                        __ Option A   __ Option B  __ Option C  __ Option D
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Broker/Dealer Name                      Broker/Dealer Representative No.                JNL/NY Producer/Representative No.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

    REGULAR MAIL:  P.O. Box 378004, Denver, CO 80237-8004

    CUSTOMER CARE: 800/599-5651 (8:00 a.m. to 8:00 p.m. ET)

    FAX: 800/701-0125        E-MAIL: contactus@jnlny.com

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IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

                           JNL/NY IMG SERVICE CENTER

    REGULAR MAIL:    P.O. Box 33178, Detroit, MI 48232-5178

    OVERNIGHT MAIL:  c/o Standard Federal Bank, Drawer 5178
                     12425 Merriman Road, Livonia, MI 48150

    CUSTOMER CARE: 888/464-7779 (8:00 a.m. to 8:00 p.m. ET)

    FAX: 517/367-4669        E-MAIL: contactus@jnlny.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
               Not a deposit * Not insured by any federal agency

                                                                     Page 4 of 4

NVDA 111 05/06                                                      NV4673 05/06